BBH TRUST
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BBH Limited Duration Fund
class n shares (“BBBMX”)
class i shares (“BBBIX”)
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SUPPLEMENT DATED JUNE 29, 2017
TO THE PROSPECTUS DATED FEBRUARY 28, 2017
AND SUPPLEMENTED ON MARCH 24, 2017

The following information supplements and, to the extent inconsistent therewith, supersedes, certain information in the BBH Limited Duration Fund Prospectus (the “Prospectus”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.
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As supplemented on March 24, 2017, the second paragraph in the “Investment Advisory and Administrative Fee” section of the Prospectus on page 25 is deleted in its entirety and replaced with the following:

Effective March 24, 2017, the Investment Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the Fund’s Class N shares in order to limit Total Annual Fund Operating Expenses to 0.35%.  Previously, the Investment Adviser had voluntarily waived fees and/or reimbursed expenses for the Fund’s Class N shares to limit Total Annual Fund Operating Expenses to 0.48%.

●	Effective immediately, the “Frequent Trading Policy” section of the Prospectus on page 32 is deleted in its entirety and replaced with the following:

Given the short-term nature of the Fund’s investments, the Fund does not anticipate that in the normal course frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s shares.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.